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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 7, 2003
                                         ---------------

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                                     ------
                             Commission file number

              MASSACHUSETTS                               04-1864170
  (State of or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

                                225 WINDSOR DRIVE
                             ITASCA, ILLINOIS 60143
                             ---------------- -----
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

A copy of the Company Press Release, dated January 3, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENESCO GROUP, INC.



Date:  January 7, 2003                      By:  /s/ M. Frances Durden
                                                 ---------------------
                                                 M. Frances Durden
                                                 Vice President, Secretary
                                                 and General Counsel



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                                  EXHIBIT INDEX



EXHIBIT NO.                              DESCRIPTION

99.1                                     Press Release, dated January 3, 2003